EXHIBIT 10.2

THE SALE AND ISSUANCE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THIS NOTE AND SUCH DISPOSITION IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, IN EITHER CASE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH DISPOSITION IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

HELIX WIND, CORP.

SECURED PROMISSORY NOTE

[Closing Date]	____ Dollars

HELIX WIND, CORP., a Nevada corporation (together with its successors and assigns, “Issuer”), for value received, hereby promises to pay to Fiber-Tech Products GmbH, Weser Anlagentechnik Beteiligungs GmbH and CLANA Power Systems GmbH (collectively, the “Noteholder”) and its registered successors, transferees and assigns, by wire transfer of immediately available funds to an account designated by Noteholder by written notice to Issuer, the original principal sum of _________ Dollars (the “Principal Amount”), or, if less, the aggregate unpaid principal amount outstanding when due, upon any Installment Date with respect to the Installment Amount (each, as defined herein) due on such Installment Date, acceleration or otherwise (in each case in accordance with the terms hereof), together with interest as provided below. All such payments shall be made in U.S. Dollars

This Note (this “Note”) is made and issued by the Issuer pursuant to the terms of that certain Stock Purchase Agreement dated September 2, 2009 (“Purchase Agreement”), between the Issuer, the Noteholder,  Venco Power Gmbh  and the Principals as listed and identified therein.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

Issuer shall keep at its principal office a register (the “Register”) in which shall be entered the name and address of the registered holder of this Note.  References to the “Holder” shall mean the Person listed in the Register as the payee of the Note.  The ownership of this Note shall be proven by the Register.  For the purpose of paying principal and any interest on this Note, Issuer shall be entitled to rely on the name and address in the Register and notwithstanding anything to the contrary contained in this Note, no Event of Default shall occur under Section 3(a) or 3(b) if payment of principal and any interest is made in accordance with the name and address contained in the Register.

1.           Certain Definitions. The following terms (except as otherwise expressly provided) for all purposes of this Note shall have the respective meanings specified below.  The terms defined in this Section 1 include the plural as well as the singular.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Business Day” means any day except a Saturday, Sunday or any other day on which commercial banks in the State of California are authorized by law to close.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

 “Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“First Installment Amount” means the amount of __________ Dollars.

“First Installment Date” means _____, 2010 [the date that is twelve (12) months from the date hereof].

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Second Installment Amount” means the amount of _________ Dollars.

“Second Installment Date” means ____, 2011 [the date that is twenty-four (24) months from the date hereof], and together with the First Installment Date, “Installment Dates”.

2.           Principal and Interest.

(a)           Interest.  The aggregate outstanding Principal Amount of this Note shall bear interest accruing from the date hereof until the date this Note shall have been repaid in full at the Prime Rate plus 1%__ percent per annum. Prime Rate shall mean the prime rate of interest as reported in the Wall Street Journal for the Business Day immediately preceding the earlier of any applicable Installment Date, or any date upon which all or any portion of the Principal Amount may be prepaid as permitted herein. All computations of interest payable hereunder shall be on the basis of a 365-day year and actual days elapsed in the period for which such interest is payable.  On each Installment Date, Issuer shall pay to Noteholder an amount equal to the Installment Amount due on such Installment Date, together with accrued and unpaid interest thereon.

(b)           Prepayment.  The hereunder and all interest accrued thereon may be prepaid by the Issuer, at any time and without penalty or premium.

(c)           Reductions and Conditions to Installment Payments.

(i)           The First Installment Amount shall be reduced by the amount that the Damages calculated by Issuer pursuant to Section 10.1 of the Purchase Agreement exceeds the Closing Date Liabilities, provided, however, that the amount of such reduction shall not be greater than 40,000.00 Euros.

(ii)           The Second Installment Amount shall only be due and payable by the Issuer if each of the following events shall have occurred on or prior to the Second Installment Date:

(a) the Intellectual Property shall have been duly transferred to Issuer, and none of the Noteholders shall have any right, title or interest to any of the Intellectual Property, including without limitation, the reasonable assistance from Dr. Matthias Pfalz and Reinhard Caliebe in the filing in the United States of America of the contemplated patents for the 50kw unit Vertikon 50, also known as D15000;

(b) Dr. Matthias Pfalz shall have utilized his non-financial support and assistance, to the extent reasonable as a consultant to Issuer, in establishing a manufacturing facility either in Germany, Thailand, China or the U.S and by a supplier, the location and supplier to be determined in the sole discretion of and at the sole cost of Issuer, provided that, the failure of any such manufacturing facility or supplier to be established for any reason, notwithstanding the required support and assistance of the individuals named above,  shall not be or constitute a basis for the non-payment of the Second Installment by Issuer;

(c) there being no breach or default, or threatened breach or default, by Reinhard Caliebe or Andreas Görke of any term, provision, covenant, representation or warranty under their respective Employment Agreements which would cause either Employment Agreement not to be in full force and effect on the Second Installment Date; and

(d) there being no breach or default, or threatened breach or default, by Matthias Pfalz of any term, provision, covenant, representation or warranty under his Consulting Agreement which would cause the Consulting Agreement not to be in full force and effect on the Second Installment Date.

3.           Events of Default and Remedies.  In case one or more of the following events (each, an “Event of Default”) (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

(a)           default in the payment of all or any part of the First Installment Amount or the Second Installment Amount, along with accrued interest thereon, as adjusted as provided for herein, as and when the same shall become due and payable in accordance with the terms hereof or otherwise and such default continues for 20 days after written notice from Noteholder to Issuer; or

(b)           Issuer pursuant to or within the meaning of any Bankruptcy Law:

(i)           commences a voluntary case or proceeding,

(ii)           consents to the entry of an order for relief against it in an involuntary case or proceeding,

(iii)           consents to the appointment of a Custodian of it or for all or substantially all of its property,

(iv)           makes a general assignment for the benefit of its creditors, or

(v)           admits in writing its inability to pay its debts as the same become due; or

(c)           a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)           is for relief against Issuer in an involuntary case,

(ii)           appoints a Custodian of Issuer or for all or substantially all of the property of Issuer, or

(iii)           orders the liquidation of Issuer,

and such order or decree remains unstayed and in effect for 30 days;

then, in each case where an Event of Default occurs, Noteholder, by ten (10) Business Days  prior notice in writing to Issuer, may, at its option, declare the outstanding principal hereunder and all accrued and unpaid interest hereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that if an Event of Default specified in Section 3(b) or 3(c) occurs, the principal hereunder and all accrued and unpaid interest hereon shall become and be immediately due and payable without any declaration or other act on the part of Noteholder.

4.           Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.  No right or remedy herein conferred upon or reserved to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Noteholder to exercise any right or power accruing upon any Default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Note or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Noteholder.

5.           Waiver of Past Defaults.  The Noteholder may waive in writing any past Default or Event of Default hereunder and its consequences.  In the case of any such waiver, Issuer and the Noteholder shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Default or Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Note, and the interest rate hereon shall not be deemed to have increased; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

6.           Security Interest. As security for the prompt and complete payment and performance when due of all the obligations set forth in this Note, the Issuer hereby grants to the Noteholder a lien on and continuing security interest in, all the Issuer’s right, title and interest in, the Assets, together with the proceeds from any sale or disposition of such Assets (hereinafter referred to collectively as the “Collateral”). The Issuer covenants and agrees that, to the extent it is necessary or desirable to obtain any waiver or consents, make any filings with any governmental agency or body, or enter into any additional agreements in connection with the preceding, upon the request of the Noteholder, Issuer shall use its best efforts to take such actions as promptly as practicable.  In the event of an uncured Default under this Note, Noteholder shall be entitled to exercise any or all of the rights and remedies of a secured creditor with respect to the Collateral under applicable Laws.  Notwithstanding anything contained in this Agreement or otherwise to the contrary regarding any choice of laws provisions, Issuer and Noteholder hereby expressly covenant and agree that, for all purposes relating to the rights of the Noteholder with respect to the security interest in the Assets created pursuant to this Agreement, and any and all remedies relating thereto, the Uniform Commercial Code in effect in the State of California at the time such security interest is attempted to be enforced by the Noteholder shall be applicable and fully controlling and shall be fully binding upon both Issuer and Noteholder.  Issuer further agrees that Noteholder shall be entitled, and is herby fully authorized, to prepare and file such financing statements and other instruments in the State of California or elsewhere as may be determined by the Noteholder to be necessary or appropriate for the perfection of such security interest and/or the continuance thereof.

7.           Modification of Note.  This Note may be modified only with the written consent of the Noteholder and the Issuer.

8.           Representations and Warranties of the Noteholder.

(a)           The Noteholder understands that this Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered or qualified under any the securities laws of any state or other jurisdiction, and is a “restricted security,” and cannot be resold or otherwise transferred unless it is registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.

(b)           The Noteholder is acquiring this Note for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part, and no other Person has a direct or indirect beneficial interest in this Note or any portion thereof.  Further, the Noteholder does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such person or to any third Person, with respect to this Note.

(c)           The Holder understands that the Company is under no obligation to register this Note under the Securities Act of 1933, as amended (the “Securities Act”), or to assist the Holder in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

9.           General Provisions.

(a)           Time is of the essence of this Note.

(b)           In the event this Note, or any part thereof, is collected by or through an attorney at law, Issuer agrees to pay all costs of collection, including, reasonable attorneys’ fees actually incurred by Noteholder.

(c)           All notices required or permitted hereunder shall be given in the manner and at the addresses provided therefor in the Purchase Agreement, the terms whereof are hereby incorporated herein by this specific reference.

(d)           To the fullest extent permitted by applicable Laws, Issuer hereby waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations, any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided, both as to itself and in and to all its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

(e)           Presentment for payment, demand, protest, and notice of demand, protest and non-payment, and all other notices are hereby waived by Issuer, except to the extent notice is otherwise expressly required under the terms and provision of this Note.

(f)           In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable Laws, and in the event any such payment is inadvertently paid by Issuer or inadvertently received by Noteholder, then such excess sum shall be credited as payment of principal, unless Issuer shall notify Noteholder, in writing, that Issuer elects to have such excess sum returned to it forthwith.  It is the express intent hereof that Issuer not pay and Noteholder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Issuer under applicable Laws.

(g)           In case at any time after the execution of this Note, any further action or the execution and delivery of any additional documents or instruments shall be necessary or desirable to carry out the purposes of this Note, including specifically the creation, continuance and/or perfection of the security interest herein provided for, Issuer shall take such actions and execute such additional documents and instruments as may be reasonably requested by Noteholder.

10.           Miscellaneous.

(a)           This Note shall be governed by and be construed in accordance with the laws of the United Kingdom without regard to the conflicts of law rules of such state.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.

(b)            This Note constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the parties hereto with respect to such subject matter. The section headings herein are for convenience only and shall not affect the construction hereof.

(c)           The parties agree that this Note shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Note therefore should not be construed against a party or parties on the grounds that such party or parties drafted or was more responsible for the drafting of any such provision(s). The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

(d)           This Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors, assigns, heirs and legal representatives of the Issuer and the Noteholder.

(e)           This Note may be executed in counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

[SIGNATURES CONTAINED ON FOLLOWING PAGES}

IN WITNESS WHEREOF, Issuer has caused this Secured Promissory Note to be duly executed as of the date first set forth above.

ISSUER: HELIX WIND, CORP., a Nevada corporation

By:	/s/
Name
Title
[CORPORATE SEAL]

NOTEHOLDER:

______________________ GmbH, a German corporation

By:	/s/
Name
Title
[CORPORATE SEAL]